    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 24, 1995

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      INCOME OPPORTUNITIES FUND 2000, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                      INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 13, 1995
                            ------------------------

TO THE STOCKHOLDERS OF INCOME OPPORTUNITIES FUND 2000, INC.:

     Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Meeting") of Income Opportunities Fund 2000, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, October 13, 1995 at 9:15 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 10, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 1, 1995, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                         By Order of the Board of Directors

                                           MICHAEL J. HENNEWINKEL
                                                 Secretary
Plainsboro, New Jersey
Dated: August 24, 1995

                                PROXY STATEMENT
                            ------------------------

                      INCOME OPPORTUNITIES FUND 2000, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1995 ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 13, 1995

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Income Opportunities Fund 2000, Inc., a Maryland corporation (the "Fund"), to be voted at the 1995 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, October 13, 1995 at 9:15 A.M. The approximate mailing date of this Proxy Statement is August 28, 1995.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board of Directors has fixed the close of business on August 10, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of August 10, 1995, the Fund had outstanding 12,338,127 shares of common stock, par value $.10 per share ("Common Stock"). To the knowledge of the Fund, as of August 10, 1995, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

     Approval of Items 1 and 2 will require the affirmative vote of the holders of a majority of the Fund's Common Stock, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the six (6) persons designated as directors to be elected by holders of Common Stock. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                               SHARES OF
                                                                                             COMMON STOCK
                                                                                              OF THE FUND
                                                 PRINCIPAL OCCUPATIONS                       BENEFICIALLY
                                                 DURING PAST FIVE YEARS         DIRECTOR       OWNED AT
   NAME AND ADDRESS OF NOMINEE      AGE       AND PUBLIC DIRECTORSHIPS(1)         SINCE     AUGUST 10, 1995
---------------------------------  -----  ------------------------------------  ---------  -----------------
Joe Grills(1)(2).................   60    Member of the Committee of              1994             0
  183 Soundview Lane                        Investment of Employee Benefit
  New Canaan, Connecticut 06840             Assets of the Financial Executives
                                            Institute ("CIEBA") since 1986,
                                            member of CIEBA's Executive
                                            Committee since 1988 and its
                                            Chairman from 1991 to 1992;
                                            Assistant Treasurer of
                                            International Business Machines
                                            Incorporated ("IBM") and Chief
                                            Investment Officer of IBM
                                            Retirement Funds from 1986 until
                                            1993; Member of the Investment
                                            Advisory Committee of the State of
                                            New York Common Retirement Fund;
                                            Director, Duke Management Company;
                                            Director, LaSalle Street Fund.

Walter Mintz(1)(2)...............   66    Special Limited Partner of              1992             0
  1114 Avenue of the Americas             Cumberland Associates (investment
  New York, New York 10036                  partnership) since 1982.

Melvin R. Seiden(1)(2)...........   64    President of Silbanc Properties,        1992             0
  780 Third Avenue                        Ltd. (real estate, investment and
  Suite 2502                                consulting) since 1987; Chairman
  New York, New York 10017                  and President of Seiden & de
                                            Cuevas, Inc. (private investment
                                            firm) from 1964 to 1987.

Stephen B. Swensrud(1)(2)........   62    Principal of Fernwood Associates        1992             0
  24 Federal Street                         (financial consultants).
  Boston, Massachusetts 02110

                                                                                               SHARES OF
                                                                                             COMMON STOCK
                                                                                              OF THE FUND
                                                 PRINCIPAL OCCUPATIONS                       BENEFICIALLY
                                                 DURING PAST FIVE YEARS         DIRECTOR       OWNED AT
   NAME AND ADDRESS OF NOMINEE      AGE       AND PUBLIC DIRECTORSHIPS(1)         SINCE     AUGUST 10, 1995
---------------------------------  -----  ------------------------------------  ---------  -----------------
Harry Woolf(1)(2)(3).............   72    Member of the editorial board of        1992             0
  The Institute for                         Interdisciplinary Science Reviews;
  Advanced Study                            Director, Alex. Brown Mutual
  Olden Lane                                Funds; Director, Advanced
  Princeton, New Jersey 08540               Technology Laboratories, Family
                                            Health International and SpaceLabs
                                            Medical (medical equipment
                                            manufacturing and marketing).

Arthur Zeikel(1)(4)..............   63    President and Chief Investment          1992             0
  P.O. Box 9011                             Officer of Fund Asset Management,
  Princeton, New Jersey                     L.P. ("FAM") or its predecessor
  08543-9011                                since 1977; President of MLAM or
                                            its predecessor since 1977 and
                                            Chief Investment Officer since
                                            1976; President and Director of
                                            Princeton Services, Inc.
                                            ("Princeton Services") since 1993;
                                            Executive Vice President of
                                            Merrill Lynch & Co., Inc.
                                            ("ML&Co.") since 1990; Executive
                                            Vice President of Merrill Lynch,
                                            Pierce, Fenner & Smith
                                            Incorporated ("Merrill Lynch")
                                            since 1990; Senior Vice President
                                            of Merrill Lynch from 1985 to
                                            1990; Director of Merrill Lynch
                                            Funds Distributor, Inc. ("MLFD").

---------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser.

(2) Member of Audit Committee of the Board of Directors.

(3) Although if elected Harry Woolf's term will expire in 1996, under the Fund's current retirement policy, it is expected that Mr. Woolf will retire as a Director as of December 31, 1995.

(4) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended December 31, 1994, the Board of Directors and the Audit Committee each held four meetings. Each of the Directors attended all of the meetings of the Board of Directors. All members of the Audit Committee attended the meetings of the Audit Committee held during such period.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that a Form 3 disclosing that Elizabeth Griffin was elected a Senior Vice President of FAM on April 1, 1993 was not filed on a timely basis. A Form 3 was filed on behalf of Ms. Griffin on October 4, 1994.

     Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,600 per year plus $250 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $800 per year plus $150 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $39,851 for the fiscal year ended December 31, 1994.

     The following table sets forth for the fiscal year ended December 31, 1994 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ending December 31, 1994, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                                                            TOTAL
                                                                                         COMPENSATION
                                                             PENSION OR                 FROM FUND AND
                                   AGGREGATE             RETIREMENT BENEFITS           FAM/MLAM ADVISED
        NAME OF                   COMPENSATION             ACCRUED AS PART              FUNDS PAID TO
        DIRECTOR                   FROM FUND              OF FUND EXPENSES                DIRECTORS
------------------------          ------------           -------------------           ----------------
Joe Grills(1)                        $5,000                      None                      $190,383
Walter Mintz(1)                      $5,000                      None                      $157,325
Melvin R. Seiden(1)                  $5,000                      None                      $157,325
Stephen B. Swensrud(1)               $5,000                      None                      $165,325
Harry Woolf(1)                       $5,000                      None                      $157,325

---------------

(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Grills (36 funds); Mr. Mintz (36 funds); Mr. Seiden (36 funds); Mr. Swensrud (46 funds); and Mr. Woolf (36 funds).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                        OFFICER
             NAME AND PRINCIPAL OCCUPATION                     OFFICE            AGE     SINCE
    ------------------------------------------------  -------------------------  ---    -------
    Arthur Zeikel...................................          President          63       1992
      President and Chief Investment Officer of FAM
         or its predecessor, since 1977; President
         of MLAM or its predecessor since 1977 and
         Chief Investment Officer since 1976;
         President and Director of Princeton
         Services since 1993; Executive Vice
         President of ML&Co. since 1990; Executive
         Vice President of Merrill Lynch since 1990;
         Senior Vice President from 1985 to 1990;
         Director of MLFD since 1991.
    Terry K. Glenn..................................  Executive Vice President   54       1992
      Executive Vice President of FAM and MLAM or
         their predecessors since 1983; Executive
         Vice President of Princeton Services since
         1993; President of MLFD since 1986 and
         Director since 1991; President of Princeton
         Administrators, L.P. since 1988.
    N. John Hewitt..................................    Senior Vice President    60       1993
      Senior Vice President of FAM and MLAM or their
         predecessors since 1981.

                                                                                        OFFICER
             NAME AND PRINCIPAL OCCUPATION                     OFFICE            AGE     SINCE
    ------------------------------------------------  -------------------------  ---    -------
    Jeffrey B. Hewson...............................       Vice President        44       1992
      Vice President of MLAM since 1989; Portfolio
         Manager of MLAM since 1985; Senior
         Consultant, Price Waterhouse 1981 to 1985.
    Gregory M. Maunz................................       Vice President        42       1992
      Vice President of MLAM since 1985 and
         Portfolio Manager since 1984.
    Donald C. Burke.................................       Vice President        35       1993
      Vice President and Director of Taxation of
         MLAM or its predecessor since 1990;
         Employee of Deloitte & Touche LLP from 1982
         to 1990.
    Gerald M. Richard...............................          Treasurer          46       1992
      Senior Vice President and Treasurer of FAM and
         MLAM or their predecessors since 1984;
         Senior Vice President and Treasurer of
         Princeton Services since 1993; Treasurer of
         MLFD since 1984 and Vice President since
         1981.
    Michael J. Hennewinkel..........................          Secretary          43       1992
      Vice President of MLAM or its predecessor
         since 1985 and attorney associated with FAM
         and MLAM or their predecessors since 1982.

     Stock Ownership. At August 10, 1995, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

     All of the Directors of the Fund timely filed the reports required under the Securities Exchange Act of 1934, as amended, relating to transactions in the Fund's shares.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Ernst & Young LLP ("E&Y") to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of E&Y in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     E&Y also acts as independent auditors for several other investment companies for which FAM acts as investment adviser. The fees received by E&Y from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that E&Y has been retained as the independent auditors for the other entities described above in its evaluation of the independence of E&Y with respect to the Fund.

     Representatives of E&Y are expected to be present at the meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund also may hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportions as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or
Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1994 to any stockholder upon request. Such requests should be directed to Income Opportunities Fund 2000, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Michael J. Hennewinkel, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in October 1996, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 30, 1996.

                                            By Order of the Board of Directors

                                                  MICHAEL J. HENNEWINKEL
                                                        Secretary

Dated: August 24, 1995

                                                                  COMMON STOCK

                     INCOME OPPORTUNITIES FUND 2000, INC.
                                P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                                    PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Income Opportunities Fund 2000, Inc. (the "Fund") held of record by the undersigned on August 10, 1995 at the annual meeting of stockholders of the Fund to be held on October 13, 1995 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                               (Continued and to be signed on the reverse side)


--------------------------------------------------------------------------------


1. ELECTION OF DIRECTORS            FOR all nominees listed below                          WITHHOLD AUTHORITY
                                    (except as marked to the contrary below) / /           to vote for all nominees listed below / /

   (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

   Joe Grills, Walter Mintz, Melvin R. Seiden, Stephen B. Swensrud, Harry Woolf, Arthur Zeikel

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the
   Fund to serve for the current fiscal year.                                                  FOR  / /   AGAINST  / /   ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.




                                                                        Please sign exactly as name appears hereon. When shares
                                                                        are held by joint tenants, both should sign.  When signing as attorney or as executor, administrator, trustee or
                                                                        guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other
                                                                        authorized officer. If a partnership, please sign in
                                                                        partnership name by authorized persons.


                                                                        Dated:                                           , 1995
                                                                               ------------------------------------------
                                                                        X
                                                                           ----------------------------------------------
                                                                                              Signature
                                                                        X
                                                                           ----------------------------------------------
                                                                                     Signature , if held jointly

Please mark boxes /// or /X/ in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
